                                                                    EXHIBIT 1(a)




                          AMERICAN GENERAL CORPORATION

            DEBT SECURITIES AND WARRANTS TO PURCHASE DEBT SECURITIES

                             UNDERWRITING AGREEMENT


         American General Corporation, a Texas corporation (the "Company"), proposes to issue and sell from time to time certain of its senior debt securities (the "Senior Securities") and/or its senior subordinated debt securities (the "Subordinated Securities" and, together with the Senior Securities, the "Debt Securities") and/or Warrants (the "Warrants") to purchase Senior Securities and/or Subordinated Securities registered under the registration statements referred to in Section 1(a) below (the Senior Securities, Subordinated Securities and Warrants, or any combination thereof, shall be referred to herein, individually or together, as the "Registered Securities"). The Senior Securities will be issued under a senior indenture, dated as of November 15, 1997 (the "Senior Indenture"), between the Company and Bankers Trust Company, as Trustee, and the Subordinated Securities will be issued under a senior subordinated indenture, dated as of November 15, 1997 (the "Subordinated Indenture"), between the Company and Bankers Trust Company, as Trustee. The Senior Indenture and the Subordinated Indenture are each sometimes referred to herein as the "Indenture". Bankers Trust Company, in its capacity as trustee under the Senior Indenture and the Subordinated Indenture, is referred to herein as the "Trustee". The Warrants will be issued under one or more warrant agreements (the warrant agreement relating to any issue of Warrants to be sold pursuant to this Underwriting Agreement (this "Agreement") will be identified in the applicable Pricing Agreement (as hereinafter defined) and is referred to herein as the "Warrant Agreement") between the Company and the warrant agent identified in such Warrant Agreement (the "Warrant Agent"). The Registered Securities will be issued in one or more series which may vary as to aggregate principal amounts, interest rates, maturities, sinking fund requirements, redemption provisions, selling prices, exercise provisions and any other terms which the Indenture or any Warrant Agreement, as the case may be, contemplates may be contained in the Registered Securities as issued from time to time. Particular series of the Registered Securities may be sold pursuant to a Pricing Agreement substantially in the form set forth in Annex I hereto (the "Pricing Agreement"), subject to the terms and conditions set forth therein and herein. The Pricing Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein. The Senior Securities, the Subordinated Securities and the Warrants may be offered either together or separately.

         The Registered Securities that are the subject of a particular Pricing Agreement are referred to herein as the "Securities"; provided that the Debt Securities issuable upon exercise of Warrants are referred to herein as "Warrant Securities." The firm or firms named in Schedule I to the Pricing Agreement are referred to herein as the "Underwriters," and the representative or representatives of the Underwriters, if any, specified in the Pricing Agreement are referred to herein as the "Representatives"; provided, however, that if the Pricing Agreement does not specify any representative of the Underwriters, the term "Representatives" shall mean the Underwriters.

         As provided in Section 2 below, the Pricing Agreement may authorize the Underwriters to solicit offers from certain investors to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"). Securities to be purchased pursuant to Delayed Delivery Contracts are sometimes referred to herein as "Contract Securities," and Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) are sometimes referred to herein as "Underwriters' Securities."

         Section 1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) A registration statement (Nos. 333-_________, 333-________, 333-________, 333-________ and 333-_ ____) on Form S-3
         relating to the Registered Securities, including the Securities, and all post-effective amendments thereto required to the date of the Pricing Agreement, have been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representatives (and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein on or prior to the date of the Pricing Agreement, to the Representatives for each of the other Underwriters) and such registration statement and each such amendment thereto, if any, have been declared effective by the Commission and no stop order suspending the effectiveness thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. For purposes of this Agreement, (i) the term "Registration Statement" shall mean the foregoing registration statement, including all exhibits thereto and all documents incorporated by reference therein as of the effective date thereof; and any reference to the Registration Statement as amended (or similar wording) shall mean the Registration Statement, including all post-effective amendments thereto and all documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the effective date of the Registration Statement and that are deemed to be incorporated by reference in the Registration Statement upon the filing of such documents with the Commission and the information, if any, deemed to be a part thereof pursuant to Rule 434 under the Securities Act of 1933, as amended (the "Act"); (ii) the term "Prospectus" shall mean the prospectus, including all documents incorporated by reference therein as of the date thereof, relating to the Registered Securities in the form included in the Registration Statement as of the effective date thereof or, if different, in the form in which it has most recently been filed or transmitted for filing with the Commission on or prior to the date of the Pricing Agreement, as amended or supplemented to reflect the terms of the offering of the Securities by (A) if the Company elects not to rely on Rule 434 under the Act, the Prospectus Supplement contemplated by Section 3(a) hereof, in the form in which such Prospectus Supplement is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 3(a) hereof or
         (B) if the Company elects to rely on Rule 434 under the Act, the Term Sheet contemplated by Section 3(a) hereof, in the form in which such Term Sheet is filed with the Commission pursuant to Rule 424(b) (7) under the Act in accordance with Section 3(a) hereof (and, in such case, the term "Prospectus" shall include such Term

         Sheet and the Rule 434(c) (2) Prospectus referred to in Section 3(a), if any, each individually and taken together); any reference to the date of the Prospectus shall be deemed to refer to the date of such Prospectus Supplement or Term Sheet, as the case may be, and any reference to the Prospectus as amended or supplemented (or similar wording) shall mean the Prospectus, including all supplements thereto and all documents filed by the Company with the Commission pursuant to
         Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the Prospectus and that are deemed to be incorporated by reference in the Prospectus upon the filing of such documents with the Commission; and (iii) the term "Preliminary Prospectus" shall mean any preliminary prospectus, including all documents incorporated by reference therein as of the date thereof, included in the registration statement prior to the effectiveness thereof or filed with the Commission pursuant to Rule 424(a) under the Act; and any reference to any Preliminary Prospectus as amended or supplemented (or similar wording) shall mean such Preliminary Prospectus, including all documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of such Preliminary Prospectus and that are deemed to be incorporated by reference in the Preliminary Prospectus upon the filing of such documents with the Commission. If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) under the Act for such registration statement to become effective upon filing with the Commission (the "Rule 462 (b) Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (Nos. 333-______ , 333-________, 333-________, 333-________ and 333-_________ (the "Original
         Registration Statement")) and the Rule 462 (b) Registration Statement, as each such registration statement may be amended pursuant to the Act;

                 (b) The documents incorporated by reference in the Prospectus, as amended or supplemented, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, when read together with the other information included or incorporated by reference in the Prospectus at the time the Registration Statement became effective, at the time any post-effective amendment thereto became effective and at the time any annual report on Form 10-K was filed by the Company and incorporated by reference into the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed during the period during which delivery of a prospectus is required in connection with the offering or sale of the Securities, and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together with the other information included or incorporated by reference in the Prospectus at the time such documents are filed with the Commission, none of such documents will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through the Representatives expressly for use in the Prospectus;

                 (c) The Registration Statement, as amended, and the Prospectus, as amended, conform, and any amendments or supplements thereto filed during the period during which delivery of a prospectus is required in connection with the offering or sale of the Securities will conform, in all material respects to the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder. The Registration Statement, as amended, and the Prospectus, as amended or supplemented, each as of the effective date of the Registration Statement, as of the effective date of each post-effective amendment to the Registration Statement, if any, and at the time any annual report on Form 10-K was filed by the Company and incorporated by reference into the Prospectus, did not, as of the date of the Pricing Agreement do not, and as of the Time of Delivery (as hereinafter defined) and during the period during which delivery of a prospectus is required in connection with the offering and sale of the Securities, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through the Representatives expressly for use in the Prospectus, or to the Statements of Eligibility on Form T-1 (the "Forms T-1"), except as to statements or omissions in such Forms T-1 made in reliance upon information furnished in writing to the Trustee by or on behalf of the Company for use therein;

                 (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the business, financial condition, or results of operations of the Company and its subsidiaries taken as a whole, other than as set forth or contemplated in the Prospectus as amended or supplemented, whether or not arising in the ordinary course of business;

                 (e) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Texas with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; each of the Company's subsidiaries defined under the Indenture as a Designated Subsidiary (herein the "Selected Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; and each of the Company and the Selected Subsidiaries has all required authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance regulatory authority having jurisdiction over the Company or any insurance subsidiary of the Company) to own or lease its properties and conduct its business as described in the Prospectus, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained, would not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole, and neither the Company nor any of the Selected Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business of the Company and its subsidiaries taken as a whole;

                 (f) All of the outstanding shares of capital stock of each of the Selected Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and (except for any directors' qualifying shares) are owned, directly or indirectly, by the Company, free and clear of all liens and encumbrances;

                 (g) The Securities have been duly authorized (or will have been so authorized prior to their issuance) and, when executed and authenticated pursuant to the Indenture or Warrant Agreement, as the case may be, pursuant to which the Securities are being issued, and issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement (or, in the case of any Contract Securities, pursuant to the Delayed Delivery Contracts with respect thereto), will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture or Warrant Agreement, as the case may be, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture or Warrant Agreement, as the case may be, pursuant to which the Securities are being issued, has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Securities and the Indenture or Warrant Agreement, as the case may be, conform in all material respects with the descriptions thereof in the Prospectus;

                 (h) The Warrant Securities, if any, have been duly authorized (or will have been so authorized prior to issuance of the Warrants relating thereto) for issuance and sale upon the exercise of the Warrants, and, when executed and authenticated pursuant to the terms and provisions of the Indenture and issued and delivered against payment of the exercise price in accordance with the terms of the Warrant Agreement, will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Warrant Securities, if any, will conform in all material respects with the description thereof in the Prospectus;

                 (i) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been (or will be prior to the Time of Delivery) duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and such Delayed Delivery Contracts will conform in all material respects to the description thereof in the Prospectus;

                 (j) The issue and sale of the Securities and Warrant Securities, if any, the compliance by the Company with all of the provisions of the Securities and Warrant Securities, if any, the Indenture, the Warrant Agreement, if any, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed to which the Company or any of the Selected Subsidiaries is a party or by which the Company or any of the Selected Subsidiaries is bound or to which any of the property or assets of the Company or any of the Selected Subsidiaries is subject, or (ii) result in any violation of (x) the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company or (y) to the best knowledge of the Company, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Selected Subsidiaries or any of their properties, in any manner which, in the case of clauses (i) and (ii)(y), would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or Warrant Securities, if any, or the consummation by the Company of the other transactions contemplated by this Agreement, the Pricing Agreement, the Indenture, the Warrant Agreement, if any, or any Delayed Delivery Contract, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under "blue sky" or state securities laws or insurance laws in connection with the purchase and distribution of the Securities by the Underwriters;

                 (k) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Selected Subsidiaries is a party or of which any property of the Company or any of the Selected Subsidiaries is subject which, individually or in the aggregate, are expected to have a material adverse effect on the business, financial condition, or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                 (l) The Company is not and, after giving effect to the issue and sale of the Securities and Warrant Securities, if any, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         Section 2. Purchase and Offering of Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Securities specified therein. The Pricing Agreement shall specify the aggregate principal amount (in the case of Debt Securities) or the number (in the case of Warrants) of the Securities, the initial public offering price of such Securities, the purchase price to the Underwriters of such Securities, the names of the Underwriters of such Securities (subject to substitution as provided by Section 7 herein), the names of the Representatives of such Underwriters, the principal amount or number of such Securities to be purchased by each Underwriter and whether any of such Securities shall be covered by Delayed Delivery Contracts and the commission payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture or Warrant Agreement, as the case may be, pursuant to which the Securities are being issued, and the Registration Statement and Prospectus) the terms of such Securities. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and the Pricing Agreement shall be several and not joint. Upon the execution of the Pricing Agreement and authorization by the Representatives of the release of the Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus.

         Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor, by certified or official bank check or checks, payable to the order of the Company or by wire transfer to a bank account specified by the Company, in the funds specified in the Pricing Agreement, all at the place and time and date specified in the Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for the Underwriters' Securities.

         Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the party designated in the Pricing Agreement in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in this Section and in the Pricing Agreement.

         The Company may specify in Schedule II to the Pricing Agreement that the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to Delayed Delivery Contracts, substantially in the form of Annex III attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery such commission, if any, as may be set forth in the Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

         The principal amount (in the case of Debt Securities) or number (in the case of Warrants) of Contract Securities to be deducted from the principal amount or number of Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement shall be equal to the principal amount or number of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount or number of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount or number of Securities to be purchased by such Underwriter under the Pricing Agreement bears to the total principal amount or number of the Securities (rounded as the Representatives may determine). The total principal amount or number of Underwriters' Securities to be purchased by all the Underwriters pursuant to the Pricing Agreement shall be the total principal amount or number of Securities set forth in Schedule I to the Pricing Agreement less the principal amount or number of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m., New York City time, on the second business day preceding the Time of Delivery (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the names of the investors with which the making of Delayed Delivery Contracts has been approved by the Company and the principal amount or number of Contract Securities to be covered by each such Delayed Delivery Contract.

         Section 3. Certain Agreements of the Company. The Company agrees with each of the Underwriters:

                 (a) Immediately following the execution of the Pricing Agreement, to prepare (i) if the Company elects not to rely on Rule 434 under the Act, an amendment or supplement to the prospectus related to the Registered Securities to reflect the terms of the offering of the Securities (the "Prospectus Supplement") in a form reasonably approved by the Representatives, and to file the Prospectus Supplement pursuant to Rule 424(b) (2) or (5) under the Act by 3:00 p.m., New York City time, on the business day immediately succeeding the date of the Pricing Agreement (or such other time as shall be specified in the Pricing Agreement), or (ii) if the Company elects to rely on Rule 434 under the Act, (A) an abbreviated term sheet relating to the Securities (the "Term Sheet") that complies with the requirements of Rule 434(c) (3) and (e) under the Act in a form reasonably approved by the Representatives, and (B) if required by Rule 434(c) (2) under the Act, a form of Prospectus relating to the Securities (the "Rule 434(c) (2) Prospectus") complying with Rule 434(c) (2) under the Act in a form reasonably approved by the Representatives, and to file such Term Sheet pursuant to Rule 424(b)
         (7) under the Act, and any such Rule 434(c) (2) Prospectus pursuant to Rule 424(b) under the Act, in each case by 3:00 p.m., New York City time, on the business day immediately succeeding the date of the Pricing Agreement (or such other time as shall be specified in the Pricing Agreement); except as otherwise required by law, to make no amendment or supplement to the Registration Statement or Prospectus after the date of the Pricing Agreement and prior to the Time of Delivery which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus (other than any supplement or amendment to the Prospectus relating exclusively to a series of Registered Securities other than the Securities) has been filed or transmitted for filing with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus (other than any supplement or amendment to the Prospectus relating exclusively to a series of Registered Securities other than the Securities) or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

                 (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities and any Warrant Securities for offering and sale under the securities and insurance laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws to the extent necessary to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction;

                 (c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred or condition exist as a result of which the Prospectus, as it may then be amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period, in the opinion of the Representatives or the Company, to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives of such event, condition, filing, amendment or supplement and upon the Representatives' request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                 (d) To make generally available to its security holders as soon as practicable, but in any event not later than 90 days following the close of the period covered thereby, an earnings statement, covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement, of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including Rule
         158);

                 (e) During the period beginning from the date of the Pricing Agreement and continuing to and including the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company (except for any debt securities issued upon exercise of outstanding warrants, if any, and except that the Company shall have the right to close during such period the sale of any debt securities under its medium-term note programs that it had agreed to sell on or before the date of the Pricing Agreement and of which it had informed the Representatives prior to their execution of the Pricing Agreement) having an original maturity of more than one year after such Time of Delivery, or any warrants for the purchase of any such debt securities of the Company, without the prior consent of the Representatives; and

                 (f) The Company shall file in a timely manner all documents required to be filed with the Commission pursuant to Sections 13 and 14 of the Exchange Act.

         Section 4. Payment of Expenses. The Company agrees to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Registered Securities and any Warrant Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pricing Agreement, the Indenture, any Warrant Agreement, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities and any Warrant Securities; (iii) all expenses in connection with the qualification of the Registered Securities and any Warrant Securities for offering and sale under state securities laws as provided in Section 3(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities and any Warrant Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and any Warrant Securities; (vi) the cost of preparing the Securities and any Warrant Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and of any Warrant Agent and any agent of any Warrant Agent; and (viii) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this
Section 4. It is understood, however, that, except as provided in this Section 4, Section 6 and Section 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their own counsel, transfer taxes on resale of any of the Securities or Warrant Securities by them, and any advertising expenses connected with any offers they may make.

         Section 5. Conditions of Underwriters' Obligations. The several obligations of the Underwriters under the Pricing Agreement shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties of the Company in or incorporated by reference in the Pricing Agreement are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) The Prospectus Supplement or, if the Company shall have elected to rely on Rule 434 under the Act, the Term Sheet and any Rule 434 (c) (2) Prospectus required by Rule 434 (c) (2) under the Act, shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed therefor by Section 3(a) hereof; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                 (b) Brown & Wood LLP, counsel for the Underwriters (or such other counsel as shall be indicated in the Pricing Agreement), shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery, with respect to the due and valid authorization, execution and delivery of the Indenture, the Warrant Agreement, if any, the Securities and the Delayed Delivery Contracts, if any, and the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters (in rendering such opinion or opinions, Brown & Wood LLP may rely as to matters of Texas law upon the opinions of Vinson & Elkins L.L.P. (or other counsel licensed to practice in the State of Texas) and of the General Counsel, the Deputy General Counsel or the Associate General Counsel - Corporate/Finance of the Company referred to in subsections 5(c) and 5(d), respectively);

                 (c) Vinson & Elkins L.L.P., counsel for the Company (or such other counsel as shall be indicated in the Pricing Agreement), shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                       (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                      (ii) The Pricing Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

                     (iii) The Indenture or Warrant Agreement, as the case may be, pursuant to which the Securities are being issued has been duly authorized, executed and delivered by the Company and (assuming the Indenture or Warrant Agreement, as the case may be, has been duly authorized, executed and delivered by the Trustee or Warrant Agent, as applicable) constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; such Indenture has been duly qualified under the Trust Indenture Act; and such Indenture or Warrant Agreement, as the case may be, conforms in all material respects to the description thereof in the Prospectus;

                      (iv) The Securities have been duly authorized and, when
                 executed and authenticated pursuant to the Indenture or Warrant Agreement, as the case may be, pursuant to which the Securities are being issued, and issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement (or, in the case of any Contract Securities, pursuant to the Delayed Delivery Contracts with respect thereto), will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of such Indenture or Warrant Agreement, as the case may be, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities are in the form authorized in or pursuant to the Indenture or Warrant Agreement, as the case may be, pursuant to which the Securities are being issued and conform in all material respects to the description thereof in the Prospectus;

                       (v) The Warrant Securities, if any, have been duly
                 authorized for issuance and sale upon the exercise of the Warrants, and, when executed and authenticated pursuant to the terms and provisions of the applicable Indenture and issued and delivered against payment of the exercise price in accordance with the terms of the Warrant Agreement, will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the applicable Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the form of Warrant Securities, if any, conforms in all material respects to the description thereof in the Prospectus;

                      (vi) The Registration Statement is effective under the
                 Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                     (vii) The Registration Statement, at the time it became
                 effective, and as amended or supplemented as of the date of the Pricing Agreement (or, if the Company shall have elected to rely on Rule 434 under the Act, as of the time the Term Sheet was filed with the Commission pursuant to Rule 434(b)
                 (7) under the Act) (other than the financial statements and other financial information included therein or the Forms T-1, as to which no opinion or belief need be expressed), appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder; and

                    (viii) The Company is not, and, after giving effect to the issue and sale of the Securities and Warrant Securities, if any, will not be, an "investment company" as such term is defined in the Investment Company Act.

                          In addition, such opinion shall also contain a
                 statement that no facts have come to such counsel's attention that lead them to believe that the Registration Statement (other than the financial statements and other financial and statistical data contained therein, as to which such counsel need not express any comment), at the time it became effective, and if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time each such amendment became effective and the most recent such Form 10-K was filed, as the case may be, and as of the date of the Pricing Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and other financial and statistical data contained therein, as to which such counsel need not express any comment), as amended or supplemented to reflect the terms of the offering of the Securities by the Prospectus Supplement or Term Sheet, as the case may be, and as amended or supplemented at the Time of Delivery, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (d) The General Counsel, the Deputy General Counsel or the Associate General Counsel - Corporate/Finance of the Company shall have furnished to the Representatives his or her written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                       (i) Each of the Selected Subsidiaries has been duly incorporated and is validly existing as a business corporation or an insurer, as the case may be, in good standing under the laws of its jurisdiction of incorporation, provided, however, that "good standing" means with respect to any corporation incorporated under the laws of the State of Indiana that such corporation has filed its most recent annual report required by the laws of the State of Indiana and Articles of Dissolution have not been filed in the State of Indiana with respect to such corporation; to the knowledge of such counsel, each of the Company and the Selected Subsidiaries has been duly qualified as a foreign corporation for the transaction of business or licensed to transact business as an insurance company, as the case may be, and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; all of the outstanding shares of capital stock of each Selected Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except for any directors' qualifying shares) are owned, directly or indirectly, by the Company, free and clear of all liens and encumbrances; and, to the knowledge of such counsel, each of the Company and the Selected Subsidiaries has all required authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance regulatory authority having jurisdiction over the Company or any insurance subsidiary of the Company) to own or lease its properties and to conduct its business as described in the Prospectus, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained, would not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (i) upon opinions (in form and substance reasonably satisfactory to the Representatives) of local counsel and of counsel for the Selected Subsidiaries, such counsel being acceptable to counsel for the Underwriters, copies of which shall be furnished to the Representatives; and in respect of matters of fact upon certificates of officers of the Company or the Selected Subsidiaries, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions and certificates);

                      (ii) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened of a character that are required to be disclosed in the Registration Statement and Prospectus, other than as disclosed therein; to the knowledge of such counsel, there are no contracts, indentures, mortgages, deeds of trust, loan agreements or other documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                     (iii) The issue and sale of the Securities and Warrant Securities, if any, the compliance by the Company with all of the provisions of the Securities, the Warrant Securities, if any, the applicable Indenture, the Warrant Agreement, if any, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (B) result in any violation of (x) the provisions of the Restated Articles of Incorporation or the Amended and Restated By-Laws of the Company or (y) any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, in any manner which, in the case of clauses (A) and (B)(y), would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause
                 (iii) with respect to subsidiaries upon opinions (in form and substance reasonably satisfactory to the Representatives) of counsel for the subsidiaries, such counsel being acceptable to counsel for the Underwriters, copies of which shall be furnished to the Representatives, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions); and

                      (iv) No consent, approval, authorization, order,
                 registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the Warrant Securities, if any, or the consummation by the Company of the other transactions contemplated by this Agreement, the Pricing Agreement, the applicable Indenture, the Warrant Agreement, if any, or any Delayed Delivery Contract, except such as may be required under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under "blue sky" or state securities laws or insurance laws in connection with the purchase and distribution of the Securities by the Underwriters.

                 (e) At the Time of Delivery, the independent certified public accountants who have audited the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters dated such Time of Delivery, with respect to such consolidated financial statements, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex II hereto;

                 (f) Since the date of the Pricing Agreement and since the respective dates as of which information is given in the Prospectus, there shall have been no material adverse change, nor any development or event involving a prospective material adverse change, in the business, financial condition, or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, the effect of which is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus;

                 (g) Subsequent to the date of the Pricing Agreement, no downgrading shall have occurred in the rating accorded the Company's long-term debt securities by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Services;

                 (h) Subsequent to the date of the Pricing Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or any other exchange on which application shall have been made to list the Securities; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities which have resulted in the declaration of a national emergency or war on or after the date of such Pricing Agreement, if the effect of any such event specified in this subsection 5(h), in the reasonable judgment of the Representatives, makes it impracticable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus; and

                 (i) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery, a certificate or certificates of the Company signed by the Chairman, the Vice Chairman, the President or a Vice President as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to the matters set forth in the first two clauses of subsection 5(a) and in subsection 5(f).

         Section 6.  Indemnification.

                 (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, as incurred, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing for or defending against any such action or claim, commenced or threatened; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Underwriters' Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference therein) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in the Preliminary

         Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

                 (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities, as incurred, to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representatives expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating, preparing for or defending against any such action or claim, commenced or threatened.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement or threat of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement or threat thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be commenced or threatened against any indemnified party and it shall notify the indemnifying party of the commencement or threat thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish and so elect within a reasonable time after receipt of such notification, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party and it being understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (provided that local counsel may be retained to the extent necessary) for all such indemnified parties (treating the indemnified party and the persons referred to in subsection (e) below to which the provisions of this Section 6 shall extend as a single indemnified party for such purpose)), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Whether or not the indemnifying party elects to assume the defense of any action commenced or threatened in accordance with this subsection (c), the indemnifying party shall not be liable for any settlement of such action effected by the indemnified party unless such settlement is effected with the prior written consent of the indemnifying party.

                 (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above or is not entitled to receive the indemnification provided for in subsection (a) above because of the second proviso thereof, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including, with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus result from the fact that such Underwriter sold Underwriters' Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act, if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability results from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented). The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
         (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing for or defending against any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to the Securities and not joint.

                 (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         Section 7.  Default of Underwriters.

                 (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within twenty-four hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Underwriters' Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement and the Pricing Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement.

                 (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate amount of such Underwriters' Securities which remains unpurchased does not exceed ten percent of the aggregate amount of the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amount of Underwriters' Securities which such Underwriter agreed to purchase under the Pricing Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of the Securities which such Underwriter agreed to purchase under the Pricing Agreement) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. The respective commitments of the Underwriters for purposes of this Section shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the amounts of the Securities set forth opposite their names in Schedule I to the Pricing Agreement as a result of Delayed Delivery Contracts, if any, entered into by the Company.

                 (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate amount of Underwriters' Securities which remains unpurchased exceeds ten percent of the aggregate amount of the Securities as determined as set forth in subsection (b) above, or if the Company shall not exercise the right described in subsection
         (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 4 hereof and the indemnity and contribution agreements in Section 6 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 (d) As used in this Section 7 only, "aggregate amount" refers to the aggregate principal amount of any Debt Securities and the public offering price of any Warrants.

         Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities. If the Pricing Agreement shall be terminated pursuant to Section 7 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Section 4 and Section 6 hereof; but, if for any other reason Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Underwriters' Securities, but the Company shall then be under no further liability to any Underwriter with respect to the Securities except as provided in Section 4 and Section 6 hereof.

         Section 9.  Parties and Notices.

         (a) In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement; and

         (b) All statements, requests, notices and agreements hereunder shall be in writing, or by telegram or facsimile transmission if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the Representatives, as such, at the address of the Representatives designated for such purpose as set forth in the Pricing Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 6(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request.

         Section 10. Successors. This Agreement and the Pricing Agreement shall be binding upon, and inure solely to the benefit of the Underwriters, the Company and, to the extent provided in Section 6 and Section 8 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or the Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         Section 11. Governing Law. This Agreement and the Pricing Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such State.

         Section 12. Counterparts. The Pricing Agreement may be executed by any one or more of the parties thereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                                                         ANNEX I

                              Pricing Agreement


[Name of Representatives]
[Name of Co-Representative(s)]
         As representatives of the several
         Underwriters named in Schedule I hereto
[c/o Representatives]
[Address of Representative]
                                                          ............, 19...

Dear Sirs:

         American General Corporation, a Texas corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (Nos. 333-______, 333-________ 333-_________,
333-________ and 333-_______) and attached hereto (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the [debt securities (the "Debt Securities")] [and] [warrants to purchase debt securities (the "Warrants")] specified in Schedule II hereto ([such Debt Securities and Warrants being collectively referred to as] the "Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters pursuant to Section 9 of the Underwriting Agreement and the address of the Representatives referred to in such Section 9 are set forth in Schedule II hereto.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the [principal amount of Debt Securities] [and] [number of Warrants] set forth opposite the name of such Underwriter in Schedule I hereto, [less the [principal amount of Debt Securities] [and] [number of Warrants] covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule II].


         If the foregoing is in accordance with your understanding, please sign and return to us _____________ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the

Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.



                                      Very truly yours,

                                      AMERICAN GENERAL CORPORATION



                                      By:
                                           ------------------------------
                                                      (Title)

Accepted as of the date hereof:


[Name of Representative Corporation


By:                              ]
   ------------------------------
         (Title)


[Name of Representative Partnership


---------------------------------
(Name of Representative Partnership)]



On behalf of each of the Underwriters

                                   SCHEDULE I




                                              [Principal Amount of      [Number of
                                             Debt Securities to be     Warrants to
              Underwriter                           Purchased          be Purchased
              -----------                    ---------------------     ------------
[Name of Representatives] ................  $



[Names of other Underwriters] ............


                                            --------                      -------
       Total .............................  $       ]                            ]
                                            ========                      =======

                                  SCHEDULE II

               [If Securities include Debt Securities, insert --




TITLE OF DEBT                                            [_____%] [Floating Rate] [Zero Coupon] [Senior] [Subordinated]
SECURITIES:                                              [Notes] [Debentures] Due


FORM OF DEBT                                             [Global Security - Book Entry] [Certificated] [Bearer]
SECURITIES:

AGGREGATE PRINCIPAL                                      $________________
AMOUNT:

PRICE TO PUBLIC:                                         _____% of the principal amount of the Debt Securities, plus accrued interest[, if any,] from ________ to ___________ [and accrued amortization, if any, from __________ to __________]

PURCHASE PRICE BY                                        ____% of the principal amount of the Debt Securities
UNDERWRITERS:                                            plus accrued interest[, if any,] from __________ to
                                                         ____________ [and accrued amortization, if any, from
                                                         ___________ to __________]



METHOD OF AND SPECIFIED FUNDS FOR                        [By certified or official bank check or checks, payable to the
PAYMENT OF PURCHASE PRICE:                               order of the Company in [New York] Clearing House funds]

                                                         [By wire transfer to a bank account specified by the Company in immediately available funds]


INDENTURE:                                               [Senior Indenture, dated as of November 15, 1997, between the
                                                         Company and Bankers Trust Company, as Trustee.]
                                                         [Senior Subordinated Indenture, dated as of November 15, 1997, between the Company and Bankers Trust Company, as Trustee.]

TIME OF DELIVERY:                                        [Time and date], 19__.


CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:                  Designated Representatives:

                                                         Address for Notices, etc.:


[SECURITIES EXCHANGE:                                    Debt Securities to be listed on the [New York] Stock Exchange]

[FILING DATE:                                            Time and date Prospectus Supplement and/or Term Sheet to be filed pursuant to Rule 424 (b) [if different than provided in Section
                                                         3(a)]]


DELAYED DELIVERY:                                        [None] [Underwriters' commission shall be ____% of the principal amount of Debt Securities for which Delayed Delivery Contracts have been entered into.  Such commission shall be payable to the order of ______________________________.]


MATURITY:


INTEREST RATE:                                           [_____%] [Zero Coupon] [See Floating Rate Provisions]


INTEREST PAYMENT DATES:                                  [months and dates]

RECORD DATES:

REDEMPTION PROVISIONS:                                      [No provisions for redemption]

                                                            [The Debt Securities may be redeemed, [otherwise than through the sinking fund,] in whole or in part at the option of the Company, in the amount of $__________ or an integral multiple thereof,
                                                            ___________]

                                                            [on or after ______________________, _______ at the following redemption prices (expressed in percentages of principal amount).
                                                            If [redeemed on or before __________________, _____%, and if]
                                                            redeemed during the 12-month period beginning ______________,

                                                                    Year                Redemption Price
                                                                    ----                ----------------


                                                            and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

                                                            [on any interest payment date falling on or after
                                                            _________________, ___________, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

                                                            [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

                                                            [Restriction on refunding]



REPAYMENT PROVISIONS:                                       [None] [Debt Securities are repayable on ________, ___ [insert date and year[s]], at the option of the holder, at their
                                                            principal amount with accrued interest.]

SINKING FUND PROVISIONS:                                    [No sinking fund provisions]

                                                            [The Debt Securities are entitled to the benefit of a sinking fund to retire $_________ principal amount of Debt Securities on ___________ in each of the years _____ through _____ at 100%
                                                            of their principal amount plus accrued interest] [, together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $_________ principal amount of Debt Securities in the years _____ through _____ at 100% of the principal amount plus accrued interest.]

                                     [If Debt Securities are Extendible Securities, insert --

EXTENDIBLE PROVISIONS:                                      Debt Securities are repayable on ______________, ____________
                                                            [insert date and years], at the option of the holder at their principal amount with accrued interest.  Initial annual
                                                            interest rate will be _____%, and thereafter annual interest rate will be adjusted on ___________,  __________________ and
                                                            _______ to a rate not less than _____% of the effective annual interest rate on U.S. Treasury obligations with ___-year
                                                            maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]


          [If Debt Securities are Floating Rate Securities, insert --


FLOATING RATE                                            Initial annual interest rate will be _____% through
PROVISIONS:                                              ______________ [and thereafter will be adjusted [monthly] [on each
                                                         _____________, ______________, ______________ and __________] [to
                                                         an annual rate of _____% above the average rate for _____-year
                                                         [month] [securities] [certificates of deposit] by ______________
                                                         and ______________ [insert names of banks].] [and the annual interest rate [thereafter] [from ____________ through
                                                         _____________] will be the interest yield equivalent of the weekly average per annum market discount rate for _____-month Treasury bills plus _____% of Interest Differential (the excess, if any, of
                                                         (i) then current weekly average per annum secondary market yield for _____-month certificates of deposit over (ii) then current interest yield equivalent of the weekly average per annum market discount rate of _____-month Treasury bills); [from _____________
                                                         and thereafter the rate will be the then current interest yield equivalent plus _____% of Interest Differential].]


[OTHER TERMS]*:]

                                        [If Securities include Warrants, insert --

NUMBER OF WARRANTS TO BE
ISSUED:

WARRANT AGENT:

WARRANT AGREEMENT:

ISSUABLE JOINTLY WITH                                    [Yes] [No]
DEBT SECURITIES:
                                                         [Number of Warrants issued
                                                         with each $      principal
                                                         amount of Debt Securities:]
                                                         [Detachable Date:]

--------------------
       * A DESCRIPTION OF PARTICULAR TAX, ACCOUNTING OR OTHER UNUSUAL FEATURES OF THE DEBT SECURITIES SHOULD BE SET FORTH, OR REFERENCED TO AN ATTACHED AND ACCOMPANYING DESCRIPTION, IF NECESSARY TO THE ISSUER'S UNDERSTANDING OF THE TRANSACTION CONTEMPLATED. SUCH A DESCRIPTION MIGHT APPROPRIATELY BE IN THE FORM IN WHICH SUCH FEATURES WILL BE DESCRIBED IN THE PROSPECTUS SUPPLEMENT FOR THE OFFERING.

DATE FROM WHICH WARRANTS
ARE EXERCISABLE:

DATE ON WHICH WARRANTS
EXPIRE:

EXERCISE PRICE:

PRICE TO PUBLIC:

PURCHASE PRICE BY
UNDERWRITERS:

METHOD OF AND SPECIFIED
FUNDS FOR PAYMENT OF
PURCHASE PRICE:

TIME OF DELIVERY:

CLOSING LOCATION:

NAMES AND ADDRESSES OF
REPRESENTATIVES:

[SECURITIES EXCHANGE:]

DELAYED DELIVERY:


TITLE OF WARRANT                                         Principal amount of Warrant Securities
SECURITIES:                                              purchasable upon exercise of one Warrant:

Indenture:                                               [Senior Indenture, dated as of November 15, 1997, between the
                                                         Company and Bankers Trust Company, as Trustee.]
                                                         [Senior Subordinated Indenture, dated as of November 15, 1997, between the Company and Bankers Trust Company, as Trustee.]

                                                         Maturity:

                                                         Interest Rate:

                                                         Interest Payment Dates:

                                                         Redemption Provisions:

                                                         Repayment Provisions:

                                                         Sinking Fund Provisions:

                                                         [Other Provisions:]]

                                                                        ANNEX II



       Pursuant to subsection 5(e) of the Underwriting Agreement, the Underwriters shall have received from the independent certified public accountants who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus, one or more letters, dated as of the Time of Delivery, each of which shall be to the effect that they are independent auditors with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder and which, when read together, shall be to the further effect that:

              (i) In their opinion, the consolidated financial statements audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

           (ii) On the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included or incorporated by reference in the Registration Statement and Prospectus, a reading of any other unaudited financial statement data included or incorporated by reference in the Registration Statement and Prospectus, a reading of the latest available interim unaudited financial statements of the Company and its subsidiaries ("Interim Financials"), if any, a reading of any unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and Prospectus and a reading of the minutes of the Company's shareholder's meetings, the meetings of the Board of Directors, the Executive Committee of the Board of Directors, the Audit Committee of the Board of Directors and the Terms Committee of the Board of Directors since the end of the most recent fiscal year with respect to which an audit report has been issued and inquiries of and discussions with certain officials of the Company who have responsibility for financial and accounting matters with respect to the unaudited financial statements and any other unaudited financial statement data included or incorporated by reference in the Registration Statement and Prospectus, any Interim Financials, and any unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and Prospectus, and as to whether (1) as of a specified date not more than three days prior to the date of the letter, there was any change in the consolidated capital stock (other than issuances of capital stock upon the exercise of options or for purposes of employee compensation plans, upon earn-outs of performance shares, upon conversions of convertible securities and upon the exercise of put options, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in consolidated long-term debt of the Company and its subsidiaries (except for increases due to accretion of discount on original issue discount securities, if any) or any decrease in the consolidated net assets of the Company and its subsidiaries (before considering the effect of unrealized gains and losses on debt and equity securities classified as "available-for-sale" under Statement of Financial

       Accounting Standards (SFAS) No. 115) as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus (the "Recent Balance Sheet") or (2) during the period, if any, from the date of the Recent Balance Sheet to the date of the most recent balance sheet included in the Interim Financials (the "Interim Period") there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of the Company and its subsidiaries, or (3) during the period from the date of the Interim Financials or, if there are no Interim Financials, from the date of the Recent Balance Sheet to a specified date not more than three days prior to the date of the letter there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of the Company and its subsidiaries, which reading, inquiries and discussions would not necessarily reveal changes in the financial position or results of operations or inconsistencies in the application of generally accepted accounting principles or other matters of significance with respect to the following, nothing came to their attention that caused them to believe that (A) any material modifications should be made to the unaudited financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus for them to be in conformity with generally accepted accounting principles or that such unaudited financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder, (B) the Interim Financials, if any, are not stated on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement and Prospectus, (C) any other unaudited financial statement data included or incorporated by reference in the Registration Statement and Prospectus do not agree with the corresponding items in the unaudited financial statements from which such data were derived or any such unaudited financial statement data were not determined on a basis substantially consistent with the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and Prospectus,
       (D) any unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, (E)(1) as of the date of the Interim Financials, if any, and as of a specified date not more than three days prior to the date of the letter, there was any change in the consolidated capital stock (other than issuances of capital stock upon the exercise of options or for purposes of employee compensation plans, upon earn-outs of performance shares, upon conversions of convertible securities and upon the exercise of put options, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in consolidated long-term debt of the Company and its subsidiaries (except for increases due to accretion of discount on original issue discount securities, if any) or any decrease in the consolidated net assets of the Company and its subsidiaries (before considering the effect of unrealized gains and losses on debt and equity securities classified as "available-for sale" under Statement of Financial Accounting Standards

       (SFAS) No. 115) as compared with the amounts shown on the Recent Balance Sheet or (2) during any Interim Period, there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of the Company and its subsidiaries, or (3) during the period from the date of the Interim Financials or, if there are no Interim Financials, from the date of the Recent Balance Sheet to a specified date not more than three days prior to the date of the letter there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of the Company and its subsidiaries except in each such case for (1), (2) and (3) as set forth in or contemplated by the Registration Statement and Prospectus or except for such exceptions as may be enumerated in such letter; and

          (iii)  In addition to the limited procedures referred to in clause
       (ii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are derived from the general financial and accounting records of the Company and its subsidiaries, which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Representatives and have compared such amounts, percentages and financial information with the financial and accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                       ANNEX III



                           Delayed Delivery Contract



                                                       ___________________, 19__



AMERICAN GENERAL CORPORATION,
c/o [Name and address of appropriate
Representatives]
Attention:

Dear Sirs:

       The undersigned hereby agrees to purchase from American General Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,

                    [$______________________________________

principal amount] [(insert number of Warrants)] of the Company's [Title of Securities] (the "Securities"), offered by the Company's Prospectus dated _______________, 19__, as amended or supplemented by the Prospectus Supplement dated _______________, 19__, receipt of a copy of which is hereby acknowledged,
at a purchase price of [    % of the principal amount thereof] [, plus accrued
interest, if any, from the date from which interest accrues as set forth below,] [and accrued amortization, if any, from [___________] [the date from which interest accrues as set forth below][ to the Delivery Date] [and]] [_____ per Warrant] and on the further terms and conditions set forth in this contract.

       [The undersigned will purchase the Securities from the Company on _____________, 19__ (the "Delivery Date") and interest on the Securities so purchased will accrue from _________, 19__.]

       [The undersigned will purchase the Securities from the Company on the delivery date or dates and in the [principal amount or amounts] [number or numbers] set forth below:

                             [Principal    [Date from Which
       Delivery Date           Amount      Interest Accrues        [Number
       -------------         ----------    ----------------        --------
       _______, 19__         $              _______, 19__ __
       _______, 19__         $          ]   _______, 19__ __]         ]

Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".]

       Payment for the Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in ______________________ Clearing House funds at the office of _________________________________ or by wire transfer to a bank account specified by the Company, on [the] [such] Delivery Date upon delivery to the undersigned of the Securities then to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than [three] full business days prior to [the] [such] Delivery Date.

       The obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) the purchase of the Securities to be made by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of any jurisdiction to which the undersigned is subject, and (2) the Company shall have sold to the Underwriters the total [principal amount] [number] of the Securities less the [principal amount] [number] thereof covered by this and other similar contracts. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Securities hereby agreed to be purchased by it under the laws of any jurisdiction to which the undersigned is subject.

       Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinions of counsel for the Company delivered to the Underwriters in connection therewith.

       This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

       This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

       It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

       This contract shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such state.

                                           Yours very truly,


                                                  (Name of Purchaser)


                                           By
                                                  (Signature)



                                                  (Name and Title)



                                                  (Address)


Accepted________________________, 19__

AMERICAN GENERAL CORPORATION


By
  -------------------------------------
           [Title]



                 PURCHASER - PLEASE COMPLETE AT TIME OF SIGNING

       The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print)

                                 Telephone No.
           Name                  (including Area Code)
           ----                  ---------------------




                                      -3-